Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings per Share
Schedule of Calculation of Numerator and Denominator in Earnings Per Share [Table Text Block]
(In millions except per share amounts)	2011	2010	2009

Income from Continuing Operations	$1,023.4	$986.1	$807.1
Income from Discontinued Operations	1.7	47.0	44.2
Gain (Loss) on Disposal of Discontinued Operations, Net	304.8	2.5	(1.0)

Net Income	1,329.9	1,035.6	850.3

Less: Income Allocable to Participating Securities	—	(0.2)	(0.6)

Net Income for Earnings per Share	$1,329.9	$1,035.4	$849.7

Basic Weighted Average Shares	380.8	403.3	412.4
Plus Effect of:
Convertible debentures	0.6	2.9	8.5
Stock options and restricted stock/units	3.4	3.2	1.9

Diluted Weighted Average Shares	384.8	409.4	422.8

Basic Earnings per Share:
Continuing operations	$2.69	$2.45	$1.96
Discontinued operations	.80	.12	.10

	$3.49	$2.57	$2.06

Diluted Earnings per Share:
Continuing operations	$2.66	$2.41	$1.91
Discontinued operations	.80	.12	.10

	$3.46	$2.53	$2.01